UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2007
PSYCHEMEDICS CORPORATION
(Exact Name of Registrant As Specified In Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-13738	58-1701987
(Commission File Number)	(I.R.S. Employer Identification No.)

125 Nagog Park, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)
(978) 206-8220
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
SIGNATURE

ITEM 5.02	DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (c) On May 1, 2007, Psychemedics Corporation (the “Company”) designated Thomas M. Harty as the Company’s Principal Accounting Officer on a temporary basis. Mr. Harty, age 40, a Certified Public Accountant, has served as the Company’s Accounting Manager since October, 2004. Prior to that he served as Accounting Manager at Mathsoft, Inc. in Cambridge, Massachusetts.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Dated: May 3, 2007

	By:	/s/ Raymond C. Kubacki, Jr. Raymond C. Kubacki, Jr.,
Chief Executive Officer